Acquisitions and disposals	6 Months Ended
Jun. 30, 2019
Acquisitions and disposals [Abstract]
Acquisitions and disposals [text block]

3 Acquisitions and disposals

Acquisition of interest in Rosebank project in UK

In the first quarter of 2019 Equinor closed an agreement to acquire Chevron’s 40% operated interest in the Rosebank project. A cash consideration of USD 71 million was paid on the closing date and is subject to final adjustment. The payment of the remaining consideration is subject to certain conditions being met and was reflected at fair value at the transaction date. The transaction represents an asset purchase. The fair value of the acquired exploration asset has been recognised in the Exploration & Production International (E&P International) segment.

Acquisition of 100% shares in Danske Commodities

In the first quarter of 2019 Equinor closed an agreement to acquire 100% of the shares in a Danish energy trading company Danske Commodities (DC) for a cash consideration of EUR 465 million (USD 535 million). In addition, Equinor recognised an insignificant liability for contingent consideration depending on DC’s performance measured at the fair value on the transaction date. The assets and liabilities related to the acquired business have been reflected according to IFRS 3 Business Combinations. The acquisition resulted in an increase of Equinor’s non-current assets of USD 13 million, current assets of USD 836 million, current liabilities of USD 749 million, and deferred tax liability of USD 2 million. The transaction has been accounted for in the Marketing, Midstream & Processing (MMP) segment and resulted in goodwill of USD 437 million reflecting the expected synergies on the acquisition and competence and access to the energy markets. Currently, both the purchase price and the purchase price allocation are preliminary.

Acquisition of offshore wind lease in USA

In the first quarter of 2019 Equinor paid a winning bid of USD 135 million in an auction for the rights to develop a wind farm within an offshore wind lease OCS-A 0520, in an area offshore the Commonwealth of Massachusetts. Upon completion the acquisition has been recognised in the Other segment as an increase in the intangible assets.

Swap of the interests in the Norwegian Sea and the North Sea region of the NCS

In the second quarter of 2019 Equinor and Faroe Petroleum closed a swap transaction in the Norwegian Sea and the North Sea region of the NCS with no cash effect at the effective date. The effective date of the swap transaction is 1 January 2019. The assets and liabilities related to the acquired interests have been reflected in accordance with the principles of IFRS 3 Business Combinations. The acquisition resulted in increased assets of USD 280 million, including goodwill of USD 82 million, and increased liabilities of USD 97 million. A gain of USD 137 million on the divested interests has been presented in the line item other income in the Consolidated statement of income. The transactions were tax exempt under the Norwegian petroleum tax legislation and have been accounted for in the E&P Norway segment.

Acquisition of interest in the Roncador field in Brazil

In the second quarter of 2018 Equinor closed an agreement with Petrobras to acquire a 25% interest in Roncador, an oil field in the Campos Basin in Brazil. In the second quarter of 2019 the purchase price allocation was finalised with no significant change compared to initial recognition. The transaction has been accounted for in the E&P International segment.

Acquisition and divestment of operated interest in the Carcará field in Brazil

In the second quarter of 2019 Equinor and Barra Energia (“Barra”) closed an agreement for Equinor to acquire Barra’s 10% interest in the BM-S-8 licence in Brazil’s Santos basin. Upon closing, Equinor sold 3.5% to ExxonMobil and 3% to Galp, fully aligning interests across BM-S-8 and Carcará North. The total consideration for Barra’s 10% interest is USD 415 million, and the transaction is accounted for as an asset acquisition. The total consideration for divested interests is on the same terms as the invested interest and amounts to USD 269 million. The value of the net acquired exploration assets resulted in an increase in intangible assets of USD 146 million at the date of transactions. The net cash payment from the transactions is USD 101 million. The transactions have been accounted for in the E&P International segment.

Acquisition of interest in the Caesar Tonga field in the Gulf of Mexico

In the second quarter of 2019 Equinor exercised its preferential rights to acquire an additional 22.45% interest in the Caesar Tonga oil field from Shell Offshore Inc. for a total consideration of USD 965 million in cash, based on a valuation as of 1 January 2019. This will increase Equinor’s interest from 23.55% to 46.00%. Anadarko remains the operator with a 33.75% interest, and Chevron retains its 20.25% interest. The transaction was closed on 1 July 2019, but it is still waiting for final governmental approval. The transaction is expected to be recognised in the second half of 2019 and will be recognised in the E&P International segment.